SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 28, 2004

                             FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)

      Nevada                          0-15950                    37-1078406
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 (State of other                    (Commission                (IRS Employer
 jurisdiction of                    File Number)             Identification No.)
  incorporation)

 201 W. Main Street, Urbana, Illinois                               61801
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (217) 365-4513
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ITEM 5. OTHER EVENTS

      On July 28, 2004, First Busey Corporation announced a 3-for-2 stock split.

      The Press Release dated July 28, 2004 is attached as an exhibit hereto and is incorporated by reference herein.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99.1    Press Release, dated July 28, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FIRST BUSEY CORPORATION


Date: July 28, 2004                        By:    /s/ Douglas C. Mills
                                                 ----------------------------
                                           Name:  Douglas C. Mills
                                           Title: Chairman of the Board and CEO


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                                  EXHIBIT INDEX

                                                       SEQUENTIALLY
  EXHIBIT                 DESCRIPTION                  NUMBERED PAGE

    99.1              Press Release, dated
                         July 28, 2004


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